SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 31, 1994



                         NL INDUSTRIES, INC.
       (Exact name of registrant as specified in charter)



   New Jersey               1-640                 13-5267260
(State or other    (Commission File Number)      (IRS Employer
 jurisdiction of                              Identification No.)
 incorporation)




3000 N. Sam Houston Parkway East, Houston, Texas          77032
    (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (713) 987-5000



                          Not Applicable
    (Former name or former address, if changed since last report)




ITEM 5. OTHER EVENTS.


    On May 31, 1994, the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated herein in its entirety by this reference.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C) EXHIBITS

        (i)  Exhibit 99.1    Press Release dated May 31, 1994.



                         *      *      *      *      *




                                    SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NL INDUSTRIES, INC.
                                           (Registrant)



                                           /s/ Dennis G. Newkirk
                                           Dennis G. Newkirk
                                           Vice President


Dated: June 3, 1994

                                  EXHIBIT INDEX


Exhibit

Exhibit 99.1     Press Release Issued on
                 May 31, 1994